                                                                    Exhibit 10.7


                                AMENDMENT TO THE

                           METROPOLITAN LIFE AUXILIARY

                           SAVINGS AND INVESTMENT PLAN

1. Section 2.2 of the Plan is hereby amended as follows, effective July 1, 2005:

      "'Company' means a Participating Company as defined under the Savings and Investment Plan."

      IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and behalf this first day of August, 2005, by its officer thereunto duly authorized.

                                             METROPOLITAN LIFE INSURANCE COMPANY



                                        By:         /s/    Graham S. Cox
                                             -----------------------------------
                                                       Vice President